SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): February 23, 2023

NEMAURA MEDICAL INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

001-38355	46-5027260
(Commission File Number)	(IRS Employer Identification No.)

57 West 57th Street Manhattan, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	+1 (646) 416-8000
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NMRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On February 23, 2023, Mayer Hoffman McCann P.C. (“MHM”) resigned as the independent registered public accounting firm for Nemaura Medical Inc. (the “Company”), effective upon the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2022. The Company filed its Quarterly Report on Form 10-Q for the quarter ended December 31, 2022 on February 24, 2023.

MHM’s reports on the Company’s financial statements as of and for the fiscal years ended March 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports expressed substantial doubt regarding the Company’s ability to continue as a going concern. During the fiscal years ended March 31, 2022 and 2021 and through February 23, 2023, there have been no disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to MHM’s satisfaction, would have caused MHM to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

During the fiscal years ended March 31, 2022 and 2021 and through February 23, 2023, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K, except for a material weakness as disclosed under “Item 4. Controls and Procedures” of each of the Company’s (i) Quarterly Report on Form 10-Q for the period ended December 31, 2022, (ii) Quarterly Report on Form 10-Q/A (Amendment No. 1) for the period ended September 30, 2022, and (iii) Quarterly Report on Form 10-Q/A (Amendment No. 1) for the period ended June 30, 2022.

The Company provided MHM with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that MHM furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. MHM’s letter to the Commission is attached hereto as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter, dated March 1, 2023, from Mayer Hoffman McCann P.C. addressed to the Commission.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEMAURA MEDICAL INC.

By:	/s/ Dewan F.H. Chowdhury
Dewan F.H. Chowdhury Chief Executive Officer

Date: March 1, 2023